UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                                     ------
                                    FORM 8-K
                                     ------

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported): June 1, 2009


                             SALISBURY BANCORP, INC.
               (Exact name of registrant as specified in charter)



           Connecticut                   000-24751            06-1514263
  (State or other jurisdiction   (Commission File Number)    (IRS Employer
        of incorporation)                                  Identification No.)


         5 Bissell Street, Lakeville, Connecticut             06039-1868
         (Address of principal executive offices)             (zip code)

       Registrant's telephone number, including area code: (860) 435-9801

                                       N/A
          (Former Name or Former Address, if Changed Since Last Report)

                                 --------------

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligations of the registrant under any of the following provisions (see General Instructions A.2. below):

|_| Written communications pursuant to Rule 425 under the Securities Act (17 C.F.R. 230.425)

|_| Soliciting material pursuant to Rule 14a-2 under the Exchange Act (17 C.F.R. 240.14a-12)

|_| Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 C.F.R. 240.14d-2(b))

|_| Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 C.F.R. 240.13e-4(c))

Form 8-K, Current Report
Salisbury Bancorp, Inc.

Section 5.        Corporate Governance and Management

     Item 5.02.       Departure of Directors or Certain  Officers;  Election of
                      ----------------------------------------------------------
                      Directors;  Appointment of Certain Officers; Compensatory
                      ----------------------------------------------------------
                      Arrangements of Certain Officers
                      --------------------------------

         (b) As previously announced on December 31, 2008, effective June 8, 2009, John F. Perotti, Chairman and Chief Executive Officer of Salisbury Bancorp, Inc. (the "Company") and Salisbury Bank and Trust Company (the "Bank"), the Company's wholly-owned subsidiary, will retire as Chairman and Chief Executive Officer of the Company and the Bank. In connection with Mr. Perotti's retirement, the Bank and Mr. Perotti have entered into a Consulting and Non-Compete Agreement, which is set forth as Exhibit 10.1 hereto. In addition, an amendment to the Bank's Group Term Carve-Out Plan with respect to Mr. Perotti was executed and is set forth as Exhibit 10.2 hereto. Mr. Perotti's retirement is pursuant to his long-held personal plans, which he has discussed with the Board of Directors for several years. Mr. Perotti selected his retirement date to coincide with the expiration of his term as President of the Connecticut Community Bankers Association (CCBA). Mr. Perotti will continue as a director of the Company and the Bank.

         Mr. Perotti came to work at the Bank on May 21, 1973 as a teller. He was soon promoted to Assistant Treasurer in 1975, Assistant Vice President in 1981, Vice President and Treasurer in 1982, Executive Vice President in 1986, Executive Vice President, Treasurer and Chief Administrative Officer in 1987, Executive Vice President and Chief Operating Officer in 1989, President and Chief Executive Officer in 1993 to Chairman and Chief Executive Officer in 2005. In addition, Mr. Perotti serves in leadership roles with a variety of community and professional organizations. In recognition of his valuable service and contributions, the Governor of the State of Connecticut, M. Jodi Rell, issued a proclamation designating June 8, 2009 as "John F. Perotti Day".

         (c) Richard J. Cantele, Jr., 49, President and Chief Operating Officer of the Company and the Bank, has been appointed President and Chief Executive Officer of the Company and the Bank effective June 8, 2009. Mr. Cantele has served as an Executive Officer of the Company since 2001 and of the Bank since 1989. Mr. Cantele also serves as a director of the Company and the Bank.

Section 9.        Financial Statements and Exhibits

     Item 9.01        Financial Statements and Exhibits
                      ---------------------------------

         (d)      Exhibits

                  Exhibit 10.1 -    Consulting and Non-Compete Agreement
                  Exhibit 10.2 -    First Amendment to Group Term Carve-Out Plan
                                    with Respect to John F. Perotti

                  Exhibit 99.1 -    Press Release dated  June 5, 2009
                  Exhibit 99.2 -    Official Statement of Governor M. Jodi Rell

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereto duly authorized.

Dated:   June 5, 2009              SALISBURY BANCORP, INC.


                                   By:  /s/ John F. Perotti
                                        -------------------
                                        John F. Perotti
                                        Chairman and Chief Executive Officer